U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

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                            FORM 8-K/A-1

                         CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): January 30, 1997


                     Saf T Lok Incorporated
     (Exact name of registrant as specified in its charter)


   Florida               1-11968             65-0142837
  (State of            (Commission         (IRS Employer
Incorporation)         File Number)     Identification Number)




      18245 S.E. Federal Highway, Tequesta, Florida 33469
            (Address of principal executive offices)


Registrant's telephone number, including area code: 561-743-5625




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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The regitrant filed a Form 8-K on February 3, 1997 reporting a change in its certifying accountant from Michaelson & Co., P.A. ("Michaleson") to Weinberg, Pershes & Company, P.A. The registrant furnished a copy of the Form 8-K to Michaelson and requested it to furnish a letter addressed to the Securities and Exchange Commissionas required by item 304(a)(3) of Regulation 8-B.
A copy of Michealson's letter wherein it agrees with the statements made by the registrant is attached as Exhibit 16 hereto.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

        (16)  Letter from Michaelson & Co., P.A. dated February 7, 1997.

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                       S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 13, 1997


                    By:    //Frank W. Brooks
                           ________________________________
                           Franklin W. Brooks, Chairman

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